UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2016

MarineMax, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-14173	59-3496957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 McCormick Drive, Suite 200, Clearwater, Florida 33759

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 531-1700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2016 and effective as of the same date, the Board of Directors (the “Board”) of MarineMax, Inc. (the “Company”) promoted Anthony E. Cassella, Jr. to Vice President and Chief Accounting Officer.

As disclosed in the Current Report on Form 8-K filed with the SEC on February 18, 2016, Dean Woodman informed the Board that he would not stand for re-election at the Company’s Annual Meeting of Stockholders which was held on February 18, 2016. The Board, however, has requested that Mr. Woodman serve as Director Emeritus, and Mr. Woodman has agreed to so serve. Mr. Woodman will be invited to attend Board meetings and participate in discussion of matters that come before the Board or its committees, although he will not be entitled to vote upon any such matters. The compensation of Mr. Woodman will remain consistent with that provided to all non-employee directors, as described in our most recent proxy statement filed with the Securities and Exchange Commission on December 23, 2015.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 18, 2016, the Company held its Annual Meeting to consider and vote upon the following proposals: (1) to elect three directors (although, as described more fully above, one of the nominees decided before the Annual Meeting to not stand for re-election), each to serve for a three-year term expiring in 2019; (2) to approve (on an advisory basis) the Company’s executive compensation (“say-on-pay”); (3) to reapprove the Company’s Incentive Compensation Program; and (4) to ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending September 30, 2016.

Proposal 1: To elect three directors, each to serve for a three-year term expiring in 2019.

Nominee	For	Against	Abstain	Broker Non-Votes
Hilliard M. Eure III	19,862,146	1,124,132	1,134	3,578,567
Joseph A. Watters	20,071,517	914,762	1,133	3,578,567

As disclosed in the Current Report on Form 8-K filed with the SEC on February 18, 2016, Dean Woodman decided to not stand for re-election at the Annual Meeting.

Proposal 2: To approve (on an advisory basis) the Company’s executive compensation (“say-on-pay”).

For	Against	Abstain	Broker Non-Votes
20,063,265	908,034	16,113	3,578,567

Proposal 3: To reapprove the Company’s Incentive Compensation Program.

For	Against	Abstain	Broker Non-Votes
20,505,133	466,018	16,261	3,578,567

Proposal 4: To ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending September 30, 2016.

For	Against	Abstain	Broker Non-Votes
24,558,394	7,313	272	0

Each of the director nominees (who stood for re-election) and proposals received the necessary votes in favor to be adopted by the Company’s stockholders at the Annual Meeting.

Item 8.01 Other Events.

On February 22, 2016, the Company issued a press release announcing a new stock repurchase program which canceled and replaced the April 2015 plan. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed herewith:

99.1	Press Release dated February 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINEMAX, INC.
(Registrant)

February 22, 2016	By:	/s/ Michael H. McLamb
Name: Michael H. McLamb
Title: Executive Vice President, Chief Financial Officer and Secretary